UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 8, 2004

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio		45432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On October 8, 2004, DPL Inc. received a letter from the Securities and Exchange Commission (“SEC”) that questions DPL Inc.’s exemption from registration under the Public Utility Holding Company Act of 1935.  Unless DPL Inc. files a formal application for an exemptive order from the SEC within thirty (30) days from the date of this letter, DPL Inc. risks losing its exempt status.  DPL Inc. plans to promptly file a formal application to preserve its exempt status.  By filing a formal application, DPL Inc. retains its exempt status until the SEC completes its review and holds a hearing on this matter.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2004	DPL Inc.

/s/ James V. Mahoney
Name: James V. Mahoney Title: President and Chief Executive Officer